AMENDMENT NO. 13
TO
FIRST RESTATED
MASTER DISTRIBUTION AGREEMENT
(CLASS B AND CLASS B5 SHARES)
     The First Restated Master Distribution Agreement (Class B Shares and Class B5 Shares with respect to AIM Money Market Fund) (the “Agreement”) made as of the 18th day of August, 2003, as subsequently amended, and as restated the 20th day of September, 2006, by and between each registered investment company set forth on Schedule A to the Agreement (each individually referred to as the “Fund”, or collectively, the “Funds”), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A to the Agreement (each, a “Portfolio”), with respect to the Class B Shares of each Portfolio and Class B5 Shares of AIM Money Market Fund (the “Shares”), and INVESCO AIM DISTRIBUTORS, INC., a Delaware corporation (the “Distributor”), is hereby amended as follows:
          WHEREAS, the Agreement is amended to: 1) reflect that INVESCO AIM DISTRIBUTORS, INC. is now known as INVESCO DISTRIBUTORS, INC. ; 2) reflect the name change of each of the Funds; 3) reflect the name change of the applicable Portfolios from AIM to Invesco; and 4) reflect the further name change of AIM Trimark Fund, AIM Trimark Endeavor Fund and AIM Trimark Small Companies Fund to Invesco Global Fund, Invesco Endeavor Fund and Invesco Small Companies Fund, respectively;
     NOW, THEREFORE, the parties agree that:
1.	All references to INVESCO AIM DISTRIBUTORS, INC. in the Agreement are hereby deleted and replaced with INVESCO DISTRIBUTORS, INC.

2.	Schedule A to the Agreement is hereby deleted in its entirety and replaced with Schedule A attached to this amendment.
     All other terms and provisions of the Agreement not amended hereby shall remain in full force and effect.
Dated: April 30, 2010

Each FUND listed on Schedule A on behalf of the Shares of each Portfolio listed on Schedule A
By:	/s/ John M. Zerr
Name: John M. Zerr
Title: Senior Vice President

INVESCO DISTRIBUTORS, INC.
By:	/s/ John S. Cooper
Name: John S. Cooper
Title: President

“SCHEDULE A
TO
FIRST RESTATED
MASTER DISTRIBUTION AGREEMENT
(CLASS B AND CLASS B5 SHARES)
AIM COUNSELOR SERIES TRUST
(INVESCO COUNSELOR SERIES TRUST)
Portfolios – Class B Shares
Invesco Core Plus Bond Fund
Invesco Multi-Sector Fund
Invesco Select Real Estate Income Fund
Invesco Structured Core Fund
Invesco Structured Growth Fund
Invesco Structured Value Fund
Invesco Balanced Fund
Invesco California Tax-Free Income Fund
Invesco Dividend Growth Securities Fund
Invesco Equally-Weighted S&P 500 Fund
Invesco Fundamental Value Fund
Invesco Large Cap Relative Value Fund
Invesco New York Tax-Free Income Fund
Invesco S&P 500 Index Fund
Invesco Van Kampen American Franchise Fund
Invesco Van Kampen Core Equity Fund
Invesco Van Kampen Equity and Income Fund
Invesco Van Kampen Equity Premium Income Fund
Invesco Van Kampen Growth and Income Fund
Invesco Van Kampen Money Market Fund
Invesco Van Kampen Pennsylvania Tax Free Income Fund
Invesco Van Kampen Small Cap Growth Fund
AIM EQUITY FUNDS
INVESCO EQUITY FUNDS
Portfolios – Class B Shares
Invesco Capital Development Fund
Invesco Charter Fund
Invesco Constellation Fund
Invesco Diversified Dividend Fund
Invesco Large Cap Basic Value Fund
Invesco Large Cap Growth Fund
Invesco Summit Fund
AIM FUNDS GROUP
(INVESCO FUNDS GROUP)
Portfolios – Class B Shares
Invesco Basic Balanced Fund
Invesco European Small Company Fund
Invesco Global Core Equity Fund

Invesco International Small Company Fund
Invesco Mid Cap Basic Value Fund
Invesco Select Equity Fund
Invesco Small Cap Equity Fund
AIM GROWTH SERIES
(INVESCO GROWTH SERIES)
Portfolios – Class B Shares
Invesco Balanced-Risk Retirement Now Fund
Invesco Balanced-Risk Retirement 2010 Fund
Invesco Balanced-Risk Retirement 2020 Fund
Invesco Balanced-Risk Retirement 2030 Fund
Invesco Balanced-Risk Retirement 2040 Fund
Invesco Balanced-Risk Retirement 2050 Fund
Invesco Basic Value Fund
Invesco Conservative Allocation Fund
Invesco Global Equity Fund
Invesco Growth Allocation Fund
Invesco Income Allocation Fund
Invesco International Allocation Fund
Invesco Mid Cap Core Equity Fund
Invesco Moderate Allocation Fund
Invesco Moderate Growth Allocation Fund
Invesco Moderately Conservative Allocation Fund
Invesco Small Cap Growth Fund
Invesco Convertible Securities Fund
Invesco Van Kampen Asset Allocation Conservative Fund
Invesco Van Kampen Asset Allocation Growth Fund
Invesco Van Kampen Asset Allocation Moderate Fund
Invesco Van Kampen Harbor Fund
Invesco Van Kampen Leaders Fund
Invesco Van Kampen Real Estate Securities Fund
Invesco Van Kampen U.S. Mortgage Fund
AIM INTERNATIONAL MUTUAL FUNDS
(INVESCO INTERNATIONAL MUTUAL FUNDS)
Portfolios – Class B Shares
Invesco Asia Pacific Growth Fund
Invesco European Growth Fund
Invesco Global Growth Fund
Invesco Global Small & Mid Cap Growth Fund
Invesco International Core Equity Fund
Invesco International Growth Fund
AIM INVESTMENT FUNDS
(INVESCO INVESTMENT FUNDS)
Portfolios – Class B Shares
Invesco Balanced-Risk Allocation Fund
Invesco China Fund

Invesco Developing Markets Fund
Invesco Global Health Care Fund
Invesco International Total Return Fund
Invesco Japan Fund
Invesco Global Fund
Invesco Endeavor Fund
Invesco Small Companies Fund
Invesco Commodities Strategy Fund
Invesco Global Advantage Fund
Invesco Global Dividend Growth Securities Fund
Invesco Health Sciences Fund
Invesco International Growth Equity Fund
Invesco Pacific Growth Fund
Invesco Van Kampen Emerging Markets Fund
Invesco Van Kampen Global Bond Fund
Invesco Van Kampen Global Equity Allocation Fund
Invesco Van Kampen Global Franchise Fund
Invesco Van Kampen Global Tactical Asset Allocation Fund
Invesco Van Kampen International Advantage Fund
Invesco Van Kampen International Growth Fund
AIM INVESTMENT SECURITIES FUNDS
(INVESCO INVESTMENT SECURITIES FUNDS)
Portfolios – Class B Shares
Invesco Core Bond Fund
Invesco Dynamics Fund
Invesco Global Real Estate Fund
Invesco High Yield Fund
Invesco Income Fund
Invesco Money Market Fund
Invesco Municipal Bond Fund
Invesco Real Estate Fund
Invesco U.S. Government Fund
Invesco High Yield Securities Fund
Invesco Van Kampen Core Plus Fixed Income Fund
Invesco Van Kampen Corporate Bond Fund
Invesco Van Kampen Government Securities Fund
Invesco Van Kampen High Yield Fund
Invesco Van Kampen Limited Duration Fund
Portfolios – Class B5 Shares
Invesco Money Market Fund
AIM SECTOR FUNDS
(INVESCO SECTOR FUNDS)
Portfolios – Class B Shares
Invesco Energy Fund
Invesco Financial Services Fund
Invesco Gold & Precious Metals Fund
Invesco Leisure Fund

Invesco Technology Fund
Invesco Utilities Fund
Invesco Mid-Cap Value Fund
Invesco Small-Mid Special Value Fund
Invesco Special Value Fund
Invesco Technology Sector Fund
Invesco U.S. Mid Cap Value Fund
Invesco U.S. Small Cap Value Fund
Invesco U.S. Small/Mid Cap Value Fund
Invesco Value Fund
Invesco Value II Fund
Invesco Van Kampen American Value Fund
Invesco Van Kampen Capital Growth Fund
Invesco Van Kampen Comstock Fund
Invesco Van Kampen Enterprise Fund
Invesco Van Kampen Mid Cap Growth Fund
Invesco Van Kampen Small Cap Value Fund
Invesco Van Kampen Technology Fund
Invesco Van Kampen Utility Fund
Invesco Van Kampen Value Opportunities Fund
AIM TAX-EXEMPT FUNDS
(INVESCO TAX-EXEMPT FUNDS)
Portfolios – Class B Shares
Invesco High Income Municipal Fund
Invesco Municipal Fund
Invesco Tax-Exempt Securities Fund
Invesco Van Kampen California Insured Tax Free Fund
Invesco Van Kampen High Yield Municipal Fund
Invesco Van Kampen Insured Tax Free Income Fund
Invesco Van Kampen Intermediate Term Municipal Income Fund
Invesco Van Kampen Municipal Income Fund
Invesco Van Kampen New York Tax Free Income Fund”

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